EXHIBIT 99.1

IonQ to Acquire SkyWater Technology, Creating the Only

Vertically Integrated Full-Stack Quantum Platform Company

Accelerates IonQ’s Fault-Tolerant Quantum Computing Roadmap through Embedded Access to a Trusted U.S. Foundry, Positioning IonQ as the Quantum Partner for the U.S. Government, Allies, and Partners

200,000 Qubit QPUs Enabling 8,000 Ultra-High Fidelity Logical Qubits Expected to Start Functional Testing in 2028; Accelerates 2,000,000 Qubit Chip by Up to a Year

Facilitates Secure End-to-End Design through Delivery of IonQ’s Platform of Next-Generation Quantum Computing, Quantum Networking, Quantum Security, and Quantum Sensing Technologies

SkyWater Will Continue to Serve Customers as a Pure-Play Semiconductor Foundry and Merchant Supplier

Companies to Host Joint Webcast Today at 8:30 a.m. ET

COLLEGE PARK, Md. and BLOOMINGTON, Minn. – January 26, 2026 – IonQ (NYSE: IONQ), the world’s leading quantum company, and SkyWater Technology (NASDAQ: SKYT), the largest exclusively U.S.-based, pure-play semiconductor foundry, today announced they have entered into a definitive agreement pursuant to which IonQ will acquire SkyWater for $35.00 per share in a cash-and-stock transaction, subject to a collar, implying a total equity value of approximately $1.8 billion.

“This transformational acquisition enables IonQ to materially accelerate its quantum computing roadmap and secure its fully scalable supply chain domestically. With secure, U.S.-based design, packaging and chip fabrication – IonQ will benefit from vertical integration across our increasingly interlinked quantum computing, quantum networking, quantum security, and quantum sensing applications for land, sea, air, and space,” said Niccolo de Masi, IonQ Chairman and Chief Executive Officer. “We are confident that uniting our revolutionary quantum platform with SkyWater’s leading capabilities in parallel innovation, engineering, and manufacturing, will accelerate America’s ability to deploy quantum technology for mission critical applications. This historic transaction will significantly accelerate commercialization of our fully fault-tolerant quantum computers and benefit our nation’s broader quantum industry, enhancing our national security, economic strength, and technological superiority.”

Mr. de Masi continued, “SkyWater is an unrivaled technology innovation partner, and with IonQ’s existing quantum sensing and quantum networking capabilities it will become the preeminent quantum merchant supplier under the continued leadership of Thomas Sonderman. Together, we remain committed to redefining what is possible for business, government, and society in the quantum era while unlocking long-term value for shareholders of both companies.”

“This combination marks a pivotal moment in SkyWater’s evolution,” said Thomas Sonderman, Chief Executive Officer of SkyWater Technology. “As the largest pure-play semiconductor foundry based in the U.S., SkyWater is already the partner of choice for advanced development and manufacturing services in both the public and private sectors as quantum computing and manufacturing increasingly align. Joining forces with IonQ will accelerate multiple engineering pathways for next-generation quantum chips, delivering speed, precision, and scale. Importantly, SkyWater remains fully committed to all of our semiconductor foundry customers and will continue as the quantum merchant supplier of choice with an even broader set of quantum sensing and quantum networking solutions for all of our customers and partners.”

The combination of IonQ and SkyWater will create the first of its kind, vertically integrated quantum platform company. In addition to strengthening IonQ’s position as a trusted ecosystem partner and merchant supplier in aerospace and defense, the combined company will be positioned to continue delivering innovative breakthroughs for customers across industries, including pharmaceuticals, finance, and cloud and enterprise computing, among others. IonQ’s proprietary technology and architecture, combined with SkyWater’s world-class onshore R&D and manufacturing capabilities and differentiated development services, will create a full quantum ecosystem.

Following the close of the transaction, SkyWater will operate as a wholly owned subsidiary under the SkyWater name serving a full range of customers. Mr. Sonderman will lead the subsidiary and report to Mr. de Masi, which will ensure the continued delivery of industry-leading Advanced Technology Services, Wafer Services, and Advanced Packaging Services as well as atomic clocks and quantum interconnects to all SkyWater customers.

Transaction Rationale

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Accelerates Roadmap to Fault-Tolerant Quantum Computing: With SkyWater, IonQ strengthens its position as the only vertically integrated full-stack quantum platform company, with embedded access to a Trusted U.S. foundry. IonQ’s manufacturing timelines are expected to accelerate through reduced wafer iteration times and parallelizing wafer prototypes. As a result, the combined company is expected to pull forward functional testing of its 200,000 qubit QPUs in 2028 enabling over 8,000 ultra-high fidelity logical qubits. We believe that IonQ will be positioned as a core quantum computing, quantum networking, quantum security, and quantum sensing provider for the U.S. government, allies and partners. SkyWater will also help ensure accelerated innovation and high-quality manufacturability at scale and with industry-leading costs for IonQ’s technologies.

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Strengthens IonQ’s Position as a Trusted Government Partner with DMEA Category 1 Trusted Accreditation: The combination will support IonQ’s recently launched IonQ Federal division, supporting the federal and defense sectors with cutting-edge quantum solutions. Upon close, IonQ will have an end-to-end quantum supply chain in the U.S., from design and prototyping through manufacturing, packaging, deployment, and ongoing service upgrades. This will allow IonQ to securely support multiple important Department of War programs, such as the Microelectronics Commons network to support warfighter applications, and address critical national security vulnerabilities.

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Enables SkyWater to Continue Serving as a Semiconductor Foundry and Merchant Supplier: SkyWater remains committed to its current Aerospace and Defense and commercial markets and will continue as a pure-play global semiconductor foundry and merchant supplier, providing new and existing customers with the same high-quality standards they have come to expect. SkyWater will also deliver essential technology building blocks to other companies that are focused on advancing artificial intelligence, quantum computing, electrification, IoT, health diagnostics, and more. SkyWater will also be able to offer IonQ’s industry-leading quantum sensors and quantum networking solutions to SkyWater customers and partners.

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Brings Together Highly Talented Engineering Teams to Advance Innovation and Broaden Reach: We believe that IonQ and SkyWater have some of the most talented employees in the industry. The combined company’s employees will be uniquely capable of advancing technology to solve the world’s most complex problems and help ensure America prevails in the quantum era.

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Maintains Strong Balance Sheet to Facilitate Continued Growth: The cash and stock transaction structure allows IonQ to maintain ample runway for growth and preserve the Company’s financial flexibility to continue accelerating quantum commercialization.

Transaction Details

Under the terms of the agreement, SkyWater shareholders will receive $15.00 in cash and $20.00 in shares of IonQ common stock, subject to a collar, for each share of SkyWater common stock held at close of the transaction. The purchase price represents a 38.0% premium to the 30-day volume-weighted average price of SkyWater shares as of market close on January 23, 2026.

The stock component is subject to a collar under which SkyWater shareholders will receive IonQ stock valued at $20.00 per SkyWater share, based on the 20-day volume weighted average price of IonQ stock as of three business days before closing, unless such volume-weighted average is greater than $60.13 per share, in which case SkyWater shareholders will receive 0.3326 IonQ shares per SkyWater share, or less than $37.99 per share, in which case SkyWater shareholders will receive 0.5265 IonQ shares per SkyWater share.

SkyWater shareholders will own between 4.4% and 6.7% of the combined company under the collar. SkyWater will maintain its headquarters in Bloomington, Minnesota and its facilities in Minnesota, Florida, and Texas will serve as Regional Quantum Production Hubs.

The Boards of Directors of both companies have unanimously approved the transaction, which is expected to close in the second or third quarter of 2026, subject to approval by SkyWater shareholders, receipt of required regulatory approvals and satisfaction of other customary closing conditions.

In light of the pending transaction, SkyWater’s previously scheduled investor day will not be held in March 2026. The combined company is expected to hold an investor event in the third quarter of 2026.

IonQ 2025 Financial Outlook

IonQ expects to deliver full year 2025 revenue results at the high end or above its previously announced range of $106 million to $110 million when it reports its fourth quarter and full year 2025 earnings results next month.

Webcast Information

IonQ and SkyWater will host a joint webcast today at 8:30 a.m. ET to discuss the transaction in greater detail. To access the webcast and view presentation slides, please register at: https://event.choruscall.com/mediaframe/webcast.html?webcastid=wkNnwzkD. The live broadcast and associated presentation will also be available on the investor relations section of IonQ’s website at https://investors.ionq.com/ and SkyWater’s website at https://ir.skywatertechnology.com/.

Advisors

Cantor Fitzgerald & Co. and BofA Securities are serving as financial advisors, Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to IonQ.

Goldman, Sachs & Co. is serving as exclusive financial advisor, Foley & Lardner LLP is serving as legal advisor, and FGS Global is serving as strategic communications advisor to SkyWater.

About IonQ

IonQ, Inc. (NYSE: IONQ) is the world’s leading quantum platform company delivering solutions for quantum computing, networking, sensing, and security. IonQ’s newest generation of quantum computers, the forthcoming IonQ Tempo, will be the latest in a line of cutting-edge systems that have been helping customers and partners including Amazon Web Services, AstraZeneca, and NVIDIA achieve 20x performance results and accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. In 2025, the company achieved 99.99% two-qubit gate fidelity, setting a world record in quantum computing performance.

Headquartered in College Park, Maryland, IonQ has more than 1,300 employees at operations in California, Colorado, Massachusetts, Tennessee, Washington, Italy, South Korea, Sweden, Switzerland, Toronto, and the United Kingdom. Our quantum computing services are available through all major cloud providers, while we also meet the needs of networking and sensing customers across land, sea, air, and space. IonQ is making quantum platforms more accessible and impactful than ever before. Learn more at IonQ.com.

About SkyWater

SkyWater Technology (NASDAQ: SKYT) is securing America’s silicon foundation as the largest U.S.-based, pure-play semiconductor foundry. A trusted partner to both commercial customers and federal defense programs, SkyWater’s Technology as a Service model empowers innovators to bring emerging technologies like quantum computing and next-generation systems from concept to reality. With state-of-the-art facilities in Minnesota, Florida, and Texas, SkyWater specializes in foundational nodes and advanced packaging to support the nation’s critical infrastructure, strengthen supply chain resilience, and ensure long-term U.S. technology leadership. SkyWater is a DMEA-accredited Category 1A Trusted Foundry. To learn more, visit www.skywatertechnology.com.

Important Information and Where to Find It

In connection with the acquisition described in this press release (the “Transaction”), IonQ intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”, which will include a prospectus with respect to the shares of IonQ common stock (the “IonQ Shares”) to be issued in the Transaction and a proxy statement for SkyWater’s stockholders (the “Proxy Statement/Prospectus”), and SkyWater intends to file with the SEC the proxy statement. The definitive proxy statement (if and when available following the effectiveness of the Registration Statement) will be mailed to stockholders of SkyWater. Each of IonQ and SkyWater may also file with or furnish to the SEC other relevant documents regarding the Transaction. This press release is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that IonQ or SkyWater may file with the SEC or mail to SkyWater’s stockholders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF IONQ AND SKYWATER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING IONQ, SKYWATER, THE TRANSACTION AND RELATED MATTERS. The documents filed by IonQ with the SEC also may be obtained free of charge at IonQ’s website at investors.IonQ.com. The documents filed by SkyWater with the SEC also may be obtained free of charge at SkyWater’s website at ir.skywatertechnology.com.

Participants in the Solicitation

IonQ, SkyWater and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SkyWater in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of IonQ and SkyWater and other persons who may be deemed to be participants in the solicitation of stockholders of SkyWater in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus, which will be filed with the SEC. Information about SkyWater’s directors and executive officers is set forth in SkyWater’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 8, 2025, SkyWater’s Annual Report on Form 10-K for the year ended December 29, 2024 and any subsequent filings with the SEC. Information about certain of IonQ’s directors and executive officers is set forth in IonQ’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 28, 2025 and any subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Transaction when it becomes available. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Note to Investors Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements are based on IonQ’s and SkyWater’s current expectations, estimates and projections about the expected date of closing of the Transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by IonQ and SkyWater, all of which are subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the Transaction or to make or take any filing or other action required to consummate the Transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of SkyWater’s and IonQ’s businesses and other conditions to the completion of the Transaction; (ii) failure to realize the anticipated benefits of the Transaction, including as a result of delay in completing the Transaction or integrating the businesses of IonQ and SkyWater; (iii) IonQ’s and SkyWater’s ability to implement their business strategies; (iv) potential litigation relating to the Transaction that could be instituted against IonQ, SkyWater or their respective directors; (v) the risk that disruptions from the Transaction will harm IonQ’s or SkyWater’s businesses, including current plans and operations; (vi) the ability of IonQ or SkyWater to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (viii) uncertainty as to the long-term value of the IonQ Shares; (ix) legislative, regulatory and economic developments affecting IonQ’s and SkyWater’s businesses; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which IonQ and SkyWater operate; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect IonQ’s or SkyWater’s financial performance; (xiii) restrictions during the pendency of the Transaction that may impact IonQ’s or SkyWater’s ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as IonQ’s and SkyWater’s response to any of the aforementioned factors; and (xv) failure of the Transaction to be approved by the stockholders of SkyWater. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement/Prospectus. While the list of factors presented here is, and the list of factors presented in the Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IonQ’s or SkyWater’s consolidated financial condition, results of operations or liquidity. Neither IonQ nor SkyWater assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

IonQ Contacts

Media:

Cheryl Krauss

cheryl.krauss@ionq.co

Investors:

investors@ionq.co

SkyWater Contacts

Media:

Tammy Swanson

tammy.swanson@skywatertechnology.com

Investors:

Claire McAdams

claire@headgatepartners.com